Vanguard Explorer™ Fund

Supplement Dated October 1, 2019, to the Statement of Additional Information Dated February 26, 2019

Effective October 1, 2019, the Vanguard’s Proxy Voting Guidelines section (revised to Proxy Voting) is replaced in its entirety with the following:

I. Proxy Voting Policies

Each Vanguard fund advised by Vanguard has retained proxy voting authority for each respective portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its proxy voting policies and procedures, which are summarized in Appendix B.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A. Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote they deem to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.

To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at www.sec.gov.

The following is added as Appendix A to this Statement of Additional Information:

Vanguard-Advised Funds Proxy Voting Policy

Each Vanguard fund advised by Vanguard retains proxy voting authority for each respective portfolio advised by Vanguard. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.

The Investment Stewardship Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of each fund’s investments—and those of fund shareholders—over the long term, consistent with the fund’s investment objective. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the voting principles and guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented. For more information on the funds’ proxy voting guidelines, please visit about.vanguard.com/investment-stewardship.

I. Investment Stewardship Team

The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Investment Stewardship Team will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

II. Investment Stewardship Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard. The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. There may be instances when the Committee is called upon to determine how to apply the proxy voting principles and guidelines in the best interest of each fund’s shareholders. The Board reviews the procedures and guidelines annually and modifies them from time to time in consultation with the Committee.

III. Proxy Voting Principles

Vanguard’s investment stewardship activities are grounded in four principles of good governance:

1)

Board composition: We believe good governance begins with a great board of directors. Our primary interest is to ensure that the individuals who represent the interests of all shareholders are independent, committed, capable, and appropriately experienced.

2)	Oversight of strategy and risk: We believe that boards are responsible for effective oversight of a company’s long-term strategy and any relevant and material risks.
3)	Executive compensation: We believe that performance-linked compensation (or remuneration) policies and practices are fundamental drivers of sustainable, long-term value.

4)	Governance structures: We believe that companies should have in place governance structures to ensure that boards and management serve in the best interests of the shareholders they represent.

IV. Evaluation of Proxies

For ease of reference, the procedures and guidelines often refer to all funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In other cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, an investment advisor unaffiliated with Vanguard that has investment and proxy voting authority with respect to Vanguard funds that hold shares in the applicable company, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. The Investment Stewardship Team does not vote in lockstep with recommendations from proxy advisors (such as Institutional Shareholder Services or Glass Lewis) for voting on behalf of the Vanguard funds. Data from proxy advisors serve as one of many inputs into our research process.

While serving as a framework, the guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the issue and cast the fund’s vote in a manner that, in their view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

V. Conflicts of Interest

Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.

Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries, and must conduct their activities at all times in accordance with the following standards: (i) Fund shareholders’ interests come first; (ii) conflicts of interest must be avoided; (iii) and compromising situations must be avoided.

We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest, and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.

Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisor’s guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.

VI. Environmental and Social Proposals

Proposals in this category, initiated primarily by shareholders, typically request that a company enhance its disclosure or amend certain business practices. The funds will evaluate these resolutions in the context of our view that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector- and company-specific risks, including those related to environmental and social matters. The funds will evaluate each proposal on its merits and support those where we believe there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating these proposals include the materiality of the issue, the quality of the current disclosures/business practices, and any progress by the company toward the adoption of best practices and/or industry norms.

VII. Voting in Markets Outside the United States

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the principles described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with the principles, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many other markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VIII. Voting Shares of a Company That Has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders. In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.

IX. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

X. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:

  The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long term performance of the company;

  The Vanguard funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting Vanguard funds’ shares would affect the shareholder meeting outcome;

  The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

The following is added as Appendix B to this Statement of Additional Information:

ArrowMark Partners Proxy Voting Policy and Procedures

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

ArrowMark votes proxies for all of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedures, ArrowMark considered numerous risks associated with its voting of Client proxies. This analysis includes risks such as:

  ArrowMark does not maintain a written proxy voting policy as required by Rule206(4)-6.

  Proxies are not voted in Clients’ best interests.

  Proxies are not identified and voted in a timely manner.

  Conflicts between ArrowMark’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

  Third-party proxy voting services do not vote proxies according to ArrowMark’s instructions and in Clients’ best interests.

  Proxy voting records and Client requests to review proxy votes are notmaintained.

ArrowMark has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

It is the policy of ArrowMark to vote proxies in the best interest of its Clients. Proxies are an asset of a Client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ArrowMark will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

ArrowMark may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ArrowMark may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits ArrowMark’s ability to sell the affected security during a blocking period that can last for several weeks. ArrowMark believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so ArrowMark generally abstains from voting when share blocking is required.

To assist ArrowMark in executing its voting responsibilities, we've engaged a third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis” or the “Proxy Manager”). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.

ArrowMark has reviewed the Proxy Manager’s Guidelines, and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.

Procedures for Identification and Voting of Proxies

The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager’s established guidelines (the “Guidelines”), ArrowMark retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation. ArrowMark, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.

ArrowMark’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements.

Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, ArrowMark will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.

Procedures for Glass Lewis Reconciliation

ArrowMark provides Glass Lewis with a daily holdings file representing all accounts in which ArrowMark has proxy voting authority. ArrowMark’s account master file is reconciled with Glass Lewis’ account master file at least quarterly.

The daily reconciliation process performed by Glass Lewis is as follows:

1. ArrowMark’s holdings files from QED Financial Systems are automatically uploaded daily into the Glass Lewis’ ViewPoint system (“ViewPoint”).

2. If ViewPoint doesn’t recognize security IDs contained in the holdings files, the rejected holdings are sent to Glass Lewis’ securities processing group to be investigated. If there are other errors in the holdings file, the securities processing group will alert the client service manager who will contact ArrowMark.

3. New Meeting Notices and Agendas are automatically uploaded into the ViewPoint system. Each meeting contains one or more security identifiers associated with it.

4. The ViewPoint reconciliation engine determines if there are matches between holdings and meetings for which Glass Lewis has not received ballots. These matches are displayed on the Ballot Reconciliation workbench for ViewPoint client service managers and audit team members.

5. The reconciliation tool can be used for the creation of ballots based on holdings information and the meeting and agenda information. This is a service Glass Lewis offers to clients with accounts that are not contracted with a proxy distribution service, such as Broadridge (“BFS”) or GPD, for the delivery of ballots electronically. The ballots created by Glass Lewis are transmitted directly via email or fax to the custodians once investors’ vote execution instructions are carried out.

6. If reconciliation records are generated for positions in U.S. companies and/or positions in global companies held in accounts custodied at banks that do contract with a proxy distribution service for the delivery of proxy materials, Glass Lewis will consider these records as “missing ballots” if a ballot has not been received by 10 business days prior to meeting date.

7. Multiple times a week Glass Lewis sends an automated reconciliation file to BFS with all of our clients’ “open records.” 24 hours later BFS provides us with a response file containing control numbers or further account setup and/or reconciliation instructions. Control numbers are uploaded immediately into VP by the Ballot Reconciliation team. All remaining open records are researched by individual client service managers (i.e., ballot reconciliation and account setup requests/inquiries are sent by email to the custodian).

8. Once a ballot is created, the corresponding reconciliation record is automatically closed. A record can be closed manually if no ballot is created when the investigation of the issue determines that no ballot will be delivered.

Proxy Review Procedures

On a monthly basis, Glass Lewis provides ArrowMark with two reports: the Proxy Voting Report (“PVR”) and Analyze Voting Activity Report (“AVA”). The CCO or designee will review these reports monthly.

A PVR provides a snapshot of each meeting voted in a given time period and includes but isn’t limited to the following:

  Agenda Items

  Management Recommendations

  Glass Lewis Recommendations

  ArrowMark’s Policy Recommendations

  Vote Cast

The AVA can be used to get a broad look at ballot data or can be narrowed down very specifically to only include certain data points. These include:

  Meeting Types

  Vote Decisions (with or against management/policy/Glass Lewis)

  Country of Issue

  Specific Meeting Issues

  Proposal Categories

Both the PVR and AVA are able to show the vote recommendations generated by ArrowMark’s Policy, as well as the final vote decision.

Conflicts of Interest

ArrowMark is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between itself and Clients.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

  Conflict: ArrowMark retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ArrowMark’s Client portfolios.
  For example, ArrowMark may be retained to manage Company A’s pension fund. Company A is a public company and ArrowMark Client accounts hold shares of Company A. This type of relationship may influence ArrowMark to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ArrowMark.

  Conflict: ArrowMark retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ArrowMark’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

  Conflict: ArrowMark’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.
  For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ArrowMark’s Client portfolios. The spouse could attempt to influence ArrowMark to vote in favor of management.

  Conflict: ArrowMark or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ArrowMark’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose votingtheproxiesaccordingtothepolicyandsuccessfully influenceArrowMarkto voteproxies in contradiction to the policy.

Where a proxy proposal raises a material conflict of interest between ArrowMark’s interests and that of one or more its Clients, including a mutual fund client, the Glass Lewis recommendations will be followed.

Glass Lewis Oversight

In addition to oversight elements included in the Review of Third-Party Service Providers Section, ArrowMark will routinely review Glass Lewis’ Conflict of Interest disclosures including their Conflict of Interest Disclosure list and Conflict Avoidance Procedures. See website for conflict information (http://www.glasslewis.com/about-glass-lewis/disclosure-of-conflict/).

Procedures for ArrowMark’s Receipt of Class Actions

ArrowMark recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

ArrowMark has engaged an independent class action service, Battea, to handle all class action proceedings.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, ArrowMark will maintain for the time periods set forth in the Rule:

(i)	These proxy voting procedures and policies, and all amendments thereto;
(ii)	All proxy statements received regarding Client securities (provided however, that the we may rely on the proxy statement filed on EDGAR as its records);

(iii)	A record of all votes cast on behalf of Clients;
(iv)	Records of all Client requests and subsequent responses regarding proxy votinginformation;
(v)	Any documents prepared by ArrowMark that were material to making a decision how to vote or that memorialized the basis for the decision; and

(vi) All records relating to requests made to Clients regarding conflicts of interest in voting the proxy.

Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.

Disclosure

ArrowMark will ensure that Part 2 of Form ADV and/or the Fund documents are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ArrowMark voted their securities.

ArrowMark will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds' board of directors.

Proxy Solicitation

As a matter of practice, it is ArrowMark’s policy to not reveal or disclose to any Client how ArrowMark may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ArrowMark will never disclose such information to unrelated third parties.

The CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO should handle all responses to such solicitations.

ClearBridge Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interests of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge ESG investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Stephens Investment Management Group, LLC
Proxy Voting Policies and Procedures

     Stephens Investment Management Group, LLC (“SIMG”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in investment advisory client accounts (the “Policy”). This Policy is designed by SIMG to comply with its legal, fiduciary and contractual obligations where SIMG has the authority to vote such proxies. SIMG is a fiduciary and owes each of its clients a duty of care and loyalty with respect to the services it has undertaken on the client’s behalf, including the voting of proxies. It is the policy of SIMG to vote all proxies on securities held in client investment advisory accounts over which the client has given SIMG voting authority (the “Proxies”) in the best interests of its clients.

RESPONSIBILITY

SIMG’s Board of Managers has responsibility for determining SIMG’s Proxy Voting Policies and Procedures, exceptions to the procedures and the framework for how SIMG will vote Proxies in accordance with these procedures. SIMG’s Proxy Committee consists of the Chief Investment Officer, the Chief Compliance Officer, the Portfolio Manager and the Financial Analyst who collectively have a broad and diverse range of experience in the financial services industry.

The responsibility for monitoring the Policy and the practices, disclosures and recordkeeping relating to SIMG’s Proxy voting will be coordinated through SIMG’s compliance department. Regular reports of proxy votes will be provided to SIMG’s Board of Managers, and SIMG’s Board of Managers shall review proxy voting on an ongoing basis.

PROCEDURES

     SIMG has established procedures related to Proxy voting to implement the Policy set forth herein. The Policy and procedures may be amended or updated from time to time as appropriate.

     Determining Responsibility to Vote Proxies. At the opening of each investment advisory client relationship, proxy voting responsibility, including any applicable regulatory requirements, will be determined, and any client proxy policies and/or guidelines regarding proxy voting will be ascertained. SIMG’s investment management agreements typically specify that SIMG will assume proxy voting authority, unless a client retains such authority.

     Retaining Services of A Third Party Proxy Advisory Firm. SIMG’s Proxy Committee has determined that SIMG will utilize the services of a third party proxy advisory firm. In selecting a proxy advisory firm, SIMG will assess whether or not the proxy advisory firm has the necessary capacity and competence to adequately analyze proxy issues. In making this determination, SIMG will consider among other things the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of the proxy advisory firm’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest and other considerations believed by SIMG to be appropriate considering the nature and quality of the services to be provided to SIMG.

     Voting and Voting Guidelines. SIMG has selected Institutional Shareholder Services Inc. (“ISS”), an independent proxy-advisory firm, to provide research, recommendations and other proxy voting services for client Proxies. Absent a determination by SIMG’s Proxy Committee to override ISS’s guidelines and/or recommendations, SIMG will vote all client Proxies in accordance with ISS guidelines and recommendations. SIMG has also retained ISS for its voting agent service to administer its Proxy voting operation. As such, ISS is responsible for submitting all Proxies in a timely manner and for maintaining appropriate records of Proxy votes. SIMG may choose to hire other service providers or replace or supplement any of the services SIMG currently receives from ISS.

     ISS maintains Proxy Voting Guidelines and Policies (the “Guidelines”) that address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, and the election of directors, executive compensation, reorganizations, mergers and various shareholder proposals. These Guidelines may be amended by ISS from time to time.

     Overrides. While it is generally SIMG’s policy to follow the most current version of the Guidelines and recommendations from ISS, SIMG retains the authority to adopt guidelines from time to time that differ from the Guidelines. In addition, SIMG retains the authority on any particular Proxy vote to vote differently from the Guidelines or a related ISS recommendation. Such authority may be exercised only by the Proxy Committee. With respect to changing any voting guidelines from the ISS Guidelines, the Proxy Committee will consider the reasons for changing the guidelines and will create and maintain a written record reflecting its reasons for adopting the changed guidelines.

Copies of upcoming proxy votes will be circulated to the Proxy Committee along with ISS’s recommendation for each proxy vote. Each Proxy Committee member will review the upcoming votes, and if any member of the Proxy Committee wishes to override ISS’s voting recommendation, a meeting of the Proxy Committee shall be convened to discuss whether to override ISS’s recommendation. The Proxy Committee shall:

(i)	consider the reasons for voting in a manner different from the ISS recommendation;
(ii)

consider whether there is a material conflict of interest between SIMG and its advisory clients or between the third party proxy advisory firm and any person that would make it inappropriate for the Proxy Committee to vote in a manner different from the ISS recommendations;

(iii)	exercise its judgment to vote the Proxy in the best interests of SIMG’s investment advisory clients; and

(iv)	create and maintain a written record reflecting the basis for its judgment as to such Proxy vote.

In the event that any member of the Proxy Committee has any material pecuniary interest (direct or indirect) in a Proxy matter that is separate and distinct from that of a shareholder of the Proxy issuer, then the member shall recuse himself from the Proxy Committee’s deliberations regarding that matter.

     Input from Others. The Proxy Committee may, with respect to any particular proxy matter under consideration, solicit and/or receive input from any employee of SIMG or its affiliates (e.g., an employee with the Stephens Inc. Research Department), so long as neither the individual nor his or her department have a material interest in the outcome of the proxy matter under consideration that would potentially conflict with the economic interests of SIMG’s advisory clients. For example, the Proxy Committee should not solicit input from a Stephens Inc. investment banker with respect to a proxy matter if Stephens Inc. investment bankers are advising the issuer on the transaction underlying the proxy.

     Conflicts of Interest. SIMG is part of a large financial services organization that has investment banking and other business relationships with, and/or ownership interests in, many issuers of securities. Such relationships may, from time to time, create or give rise to the appearance of a conflict of interest between SIMG (or its affiliates) and its clients. For example, an affiliate of SIMG may have an investment banking relationship with an issuer of voting securities that could create the potential for a conflict with SIMG’s duty, in the Proxy voting process, to act in the best economic interest of its investment advisory clients. SIMG has implemented procedures designed to prevent conflicts of interest from influencing its Proxy voting decisions. These procedures include information barriers and, most significantly, the use of an independent third party proxy advisory firm to assist SIMG in the Proxy voting process.

     Recordkeeping. SIMG shall maintain relevant records, in paper or electronic format, through EDGAR or ISS, including Proxy statements, related research materials, Proxy ballots and votes, on an issue and client basis. SIMG shall also maintain copies of any written client request for Proxy voting information regarding investment advisory client securities and any written responses thereto.

     Periodic Review. SIMG will provide ongoing oversight over any third party proxy advisory firm it retains to ensure that SIMG, through the third party, continues to vote proxies in the best interests of SIMG’s clients. Proxy voting for the most recent quarterly period will be presented to SIMG’s Board of Managers and reviewed by them each quarter.

Annually, SIMG shall review this proxy voting policy and its implementation over the past 12 month period. SIMG, as part of this review, shall assess its third party proxy voting advisory firm’s actions and recommendations.

In this review, SIMG shall determine:

  whether or not proxies have been voted in SIMG clients’ best interests;

  whether or not any conflict of interest was identified in connection with proxy voting;

  whether or not any business changes or other factors have influenced SIMG’s third party proxy advisory firm’s continued effectiveness and independence;and whether or not SIMG’s proxy advisory firm continues to have the capacity to evaluate issues.

Wellington Management Global Proxy Policy and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy
Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

  Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.

  Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

  Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

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SAI 24B 102019